SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                                August 30, 2001


                                  CWABS, INC.
            (Exact Name of Registrant as Specified in its Charter)



 Delaware                              333-38686          95-4596514
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 (State or Other Jurisdiction        (Commission      (I.R.S. Employer
 of Incorporation)                   File Number)     Identification No.)

 4500 Park Granada
 Calabasas, California                                           91302
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 (Address of Principal                                       (Zip Code)
 Executive Offices)

 Registrant's telephone number, including area code:  (818) 225-3237


                                   No Change
         ------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events.
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Pooling & Servicing Agreement

     CWABS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of August 1, 2001 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as seller and master servicer, The Bank of New York, as trustee (the "Trustee"), and BNY Western Trust Company, as co-trustee (the "Co-Trustee"), providing for the issuance of the Company's Asset-Backed Certificates, Series 2001-3 (the "Certificates"). The Certificates were issued on August 30, 2001. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.















* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus and the prospectus supplement of CWABS, Inc., relating to its Asset-Backed Certificates, Series 2001-3.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits.
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(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

          99.1 Pooling and Servicing Agreement dated as of August 1, 2001.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CWABS, INC.



                                            By:  /s/ Josh Adler
                                                 -----------------------
                                                 Name:  Josh Adler
                                                 Title:  Vice President



Dated:  November 21, 2001

                                 EXHIBIT INDEX



Exhibit No.                                Description


99.1                                       Pooling and Servicing Agreement.

                                 EXHIBIT 99.1